UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI	48034
(Address of principal executive offices)	(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Lear Corporation (“Lear” or the “Company”) is filing this Form 8-K/A to (i) furnish information regarding Lear’s results of operations for the fourth quarter and full year of 2005, (ii) amend Lear’s Current Report on Form 8-K initially filed on June 27, 2005, as amended on August 30, 2005, in order to update certain disclosures with respect to Lear’s restructuring strategy (the “Restructuring”) and (iii) amend certain disclosure contained in Lear’s Current Report on Form 8-K filed on January 10, 2006, regarding a possible valuation allowance for all or a portion of Lear’s U.S. deferred tax assets.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K/A contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices; fluctuations in the production of vehicles for which the Company is a supplier; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the Company’s ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the outcome of customer pricing negotiations; the impact and timing of program launch costs; the costs and timing of facility closures, business realignment or similar actions; increases in the Company’s warranty or product liability costs; risks associated with conducting business in foreign countries; competitive conditions impacting the Company’s key customers and suppliers; raw material costs and availability; the Company’s ability to mitigate the significant impact of recent increases in raw material, energy and commodity costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; unanticipated changes in cash flow; the finalization of the Company’s restructuring plan; the outcome of various strategic alternatives being evaluated with respect to the Company’s Interior product segment; and other risks described from time to time in the Company’s other Securities and Exchange Commission filings.
The forward-looking statements in this Report are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
The following information is provided pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition,” and Item 7.01 of Form 8-K, “Regulation FD Disclosure.”
On January 25, 2006, Lear issued a press release reporting its financial results for the fourth quarter and full year of 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
On January 25, 2006, Lear made available the presentation slides attached hereto as Exhibit 99.2 in a webcast of its fourth quarter and full year 2005 earnings call. Exhibit 99.2 is incorporated by reference herein.
The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
As part of its previously announced Restructuring, Lear has continued consolidation and census actions, including the initiation of the closure of seven manufacturing facilities worldwide. During 2005, these actions resulted in charges of $104.4 million, consisting of employee termination costs of $56.5 million, fixed asset impairment charges of $15.1 million, contract termination costs of $13.5 million and other costs of $19.3 million (including $15.5 million of manufacturing inefficiency costs resulting from the Restructuring). The costs incurred in connection with the Restructuring generally represent cash charges, other than the fixed asset impairment charges which are non-cash. Of the cash charges, approximately $71.6 million was funded in 2005, and a substantial portion of the balance will be funded in 2006.
The Company continues to expect to incur total pretax costs of approximately $250 million in connection with the Restructuring, approximately 90% of which are expected to result in cash expenditures. A substantial portion of the remaining costs are currently expected to be incurred during 2006. However, the restructuring plan has not been finalized, and the amount and timing of the actual charges may vary due to a variety of factors.
Item 2.06 Material Impairments.
The information contained in Item 2.05 relating to impairment charges is hereby incorporated by reference.
On January 10, 2006, Lear filed a Current Report on Form 8-K under Item 2.06 disclosing that in light of Lear’s recent operating performance in the United States and current industry conditions, it was possible that the Company would be required to record a valuation allowance for all or a portion of its U.S. deferred tax assets in the fourth quarter of 2005. In connection with the preparation of the Company’s financial statements for the year ended December 31, 2005, the Company concluded, in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” that it is no longer more likely than not that Lear will realize its U.S. deferred tax assets. As a result, in the fourth quarter of 2005, Lear recorded a tax charge of $298.2 million comprised of (i) a full valuation allowance of $252.9 million and (ii) an increase in related tax reserves of $45.3 million.
The tax charge does not result in current cash expenditures, however it will have a negative impact on Lear’s net income, assets and shareholder’s equity as of and for the quarter and year ended December 31, 2005.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
See “Item 2.02 Results of Operations and Financial Condition” above.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
99.1	Press release issued January 25, 2006, furnished herewith.

99.2	Presentation slides from the Lear Corporation webcast of its fourth quarter and full year 2005 earnings call held on January 25, 2006, furnished herewith.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: January 25, 2006	By:	/s/ David C. Wajsgras
Name: David C. Wajsgras
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued January 25, 2006, furnished herewith.

99.2	Presentation slides from the Lear Corporation webcast of its fourth quarter and full year 2005 earnings call held on January 25, 2006, furnished herewith.

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